Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement (this “Amendment”) is entered into as of March 6, 2017 by and among Welbilt, Inc., a Delaware corporation (formerly known as Manitowoc Foodservice, Inc.) (the “Borrower”), the Subsidiary Borrowers (as defined in the Credit Agreement (as defined below)) signatory hereto, JPMorgan Chase Bank, N.A., individually (“JPMorgan”) and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

RECITALS

WHEREAS, the Borrower, the Subsidiary Borrowers, the Administrative Agent and the Lenders (as defined in the Credit Agreement) are party to that certain Credit Agreement dated as of March 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement;

WHEREAS, pursuant to the Credit Agreement, the Existing Term B Lenders (as defined below) have made Term B Loans to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower, the Consenting Term B Lenders (as defined below), which collectively constitute the Required Lenders, and the New Term B Lenders (as defined below) desire to amend the Credit Agreement to provide for (i) the reduction of the Applicable Rate applicable to the Term B Loans and (ii) the modification of certain other terms and conditions of the Credit Agreement, in each case, on the terms and subject to the conditions set forth herein; and

WHEREAS, each Lender (each, an “Existing Term B Lender”) holding outstanding Term B Loans immediately prior to the Amendment No. 2 Effective Date (as defined below) that executes and delivers a signature page to this Amendment as a “Consenting Term B Lender” (each a “Consenting Term B Lender”) will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment No. 2 Effective Date. Each Existing Term B Lender that does not so execute and deliver a signature page to this Amendment (each a “Non-Consenting Term B Lender”) will be deemed not to have agreed to this Amendment, and will be subject to the mandatory assignment provisions of Section 2.19(c) of the Credit Agreement upon the effectiveness of this Amendment on the Amendment No. 2 Effective Date (it being understood that the interests, rights and obligations of the Non-Consenting Term B Lenders under the Credit Documents will be assumed by (i) certain Consenting Term B Lenders and/or (ii) JPMorgan (and each other financial institution that is not an Existing Term B Lender and that is a party hereto (if any)) (each, a “New Term B Lender”), in each case in accordance with Section 2.19(c) of the Credit Agreement and Section 2 hereof).

NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments to the Credit Agreement. Upon the “Amendment No. 2 Effective Date” (as defined below), the Credit Agreement is hereby amended as follows:

(a) The definition of “Acquired Entity or Business” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Acquired Entity or Business” means either (a) the assets constituting a business, division or product line of any Person not already a Restricted Subsidiary of the Borrower or (b) at least 50.1% of the Equity Interests of any such Person, which Person shall, as a result of such acquisition or merger, become a Restricted Subsidiary of the Borrower (or shall be merged with and into the Borrower or a Subsidiary Guarantor, with the Borrower or such Subsidiary Guarantor being the surviving Person).

(b) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Rate” means, for any day, (a) with respect to any ABR Loan or Eurocurrency Loan (other than the Term B Loan), or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth in Schedule 1.01 under the caption “ABR Spread”, “Eurocurrency Spread” or “Commitment Fee Rate”, as the case may be, based upon the Consolidated Total Leverage Ratio and (b) with respect to the Term B Loan, (i) 3.00% per annum with respect to Eurocurrency Loans and (ii) 2.00% per annum with respect to ABR Loans.

(c) Clause (k) in the definition of “Consolidated EBIT” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “any net Cost Savings incurred or recorded after the Funding Date (but not to exceed $15,000,000 in the aggregate for the period from the Funding Date through the first anniversary thereof)” with the following:

any net Cost Savings or other adjustments permitted by Article 11 of Regulation S-X under the Securities Act, in each case, recorded after the Funding Date (but not to exceed $15,000,000 in the aggregate to the extent incurred or recorded during the period from the Funding Date through the first anniversary thereof)

(d) Clause (i) of the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i) any Acquired Entity or Business acquired during such period pursuant to a Specified Investment and not subsequently sold or otherwise disposed of by the Borrower or any of its Restricted Subsidiaries during such period and

(e) The definition of “Permitted Acquisition” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Permitted Acquisition” means the acquisition by the Borrower or a Subsidiary thereof that is a Restricted Subsidiary of an Acquired Entity or Business (including by way of merger of such Acquired Entity or Business with and into the Borrower (so long as the Borrower is the surviving corporation) or a Subsidiary thereof that is a Restricted Subsidiary (so long as the survivor of such merger is a Subsidiary that is a Restricted Subsidiary)) that is in a business permitted by Section 6.03(b).

(f) The definition of “Pro Forma Basis” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Pro Forma Basis” means, in connection with any calculation of compliance with any financial covenant or financial term, the calculation thereof after giving effect on a pro forma basis to (a) the incurrence of any Indebtedness (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness or to finance a Specified Investment) after the first day of the relevant calculation period as if such Indebtedness had been incurred (and the proceeds thereof applied) on the first day of the relevant calculation period, (b) the permanent repayment of any Indebtedness (other than revolving Indebtedness) after the first day of the relevant calculation period as if such Indebtedness had been retired or redeemed on the first day of the relevant calculation period and (c) the Specified Investment, if any, then being consummated as well as any other Specified Investment consummated after the first day of the relevant calculation period and on or prior to the date of the respective Specified Investment then being effected, as the case may be, with the following rules to apply in connection therewith:

(i) all Indebtedness (x) (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness or to finance a Permitted Acquisition) incurred or issued after the first day of the relevant calculation period (whether incurred to finance a Permitted Acquisition, to refinance Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of the respective calculation period and remain outstanding through the date of determination and (y) (other than revolving Indebtedness) permanently retired or redeemed after the first day of the relevant calculation period shall be deemed to have been retired or redeemed on the first day of the respective calculation period and remain retired through the date of determination;

(ii) all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest at (x) the rate applicable thereto, in the case of fixed rate indebtedness or (y) the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding); and

(iii) in making any determination of Consolidated EBITDA, pro forma effect shall be given to any Specified Investment consummated during the periods described above, with such Consolidated EBITDA to be determined as if such Specified Investment was consummated on the first day of the relevant calculation period, taking into account all applicable adjustments permitted by the definition of Consolidated EBITDA as if such adjustments were realized on the first day of the respective calculation period.

(g) Section 1.01 of the Credit Agreement is amended by adding the following definitions in appropriate alphabetical order:

“Amendment No. 2” means that certain Amendment No. 2 to Credit Agreement, dated as of the Amendment No. 2 Effective Date by and among the Administrative Agent, the Borrowers and the Lenders signatory thereto.

“Amendment No. 2 Effective Date” means March 6, 2017.

“Specified Investment” means any Permitted Acquisition or any other Investment consisting of an acquisition, whether by purchase, merger or otherwise, of any Acquired Entity or Business (and, in any event, including any Investment in any Restricted Subsidiary the effect of which is to increase the Borrower’s or any Restricted Subsidiary’s respective equity ownership in such Restricted Subsidiary), in each case that is permitted by this Agreement.

(h) The Credit Agreement is hereby amended by adding in a new Section 1.08 in the proper numerical order that reads as follows:

SECTION 1.08. Cashless Rollovers. Notwithstanding anything to the contrary contained in this Agreement or in any other Credit Document, (a) to the extent that any Lender extends the maturity date of, or replaces, renews or refinances, any of its then-existing Loans with Incremental Term B Loans or loans incurred under a new credit facility or a new tranche, in each case, to the extent such extension, replacement, renewal or refinancing is effected by means of a “cashless roll” by such Lender, such extension, replacement, renewal or refinancing shall be deemed to comply with any requirement hereunder or any other Credit Document that such payment be made “in Dollars”, “in immediately available funds”, “in cash” or any other similar requirement and (b) any Lender may exchange, continue or rollover all of the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent, and such Lender.

(i) Section 2.12(c) of the Credit Agreement is amended and restated in its entirety to read as follows:

In the event that, on or prior to the six month anniversary of the Amendment No. 2 Effective Date (other than in connection with the Amendment No. 2), the Borrower (i) makes any prepayment of Term B Loans in connection with any Repricing Event or (ii) effects any amendment of this Agreement resulting in a Repricing Event, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (x) a prepayment premium of 1.00% of the principal amount of the Term B Loans being prepaid in connection with such Repricing Event and (y) in the case of clause (ii), an amount equal to 1.00% of the aggregate amount of the Term B Loans outstanding immediately prior to such amendment.

(j) Section 2.19(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) If, in connection with any proposed amendment, modification or waiver pursuant to Section 9.02 (a “Proposed Change”) requiring the consent of all or all affected Lenders, the consent of the Required Lenders is obtained, but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this clause (c) being referred to as a “Non-Consenting Lender”), then, so long as the Administrative Agent is not a Non-Consenting Lender, the Borrower at its sole cost and expense, may elect to replace a Non-Consenting Lender as a Lender to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower and the Administrative Agent shall agree, as of such date, to purchase for cash at par the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, and (ii) the Borrower shall (x) pay to such Non-Consenting Lender in same day funds on the day of such replacement all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (y) remain liable to pay upon request, an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender. Non-Consenting Lender assignments may be made on a deemed basis subject to satisfaction of the foregoing conditions.

(k) Section 6.05(m) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(m) subject to the provisions of this Section 6.05(m) and the requirements contained in the definition of Permitted Acquisition, the Borrower and its Subsidiaries may from time to time effect Permitted Acquisitions, so long as: (i) no Default or Event of Default shall have occurred and be continuing at the time of the consummation of the proposed Permitted Acquisition or immediately after giving effect thereto; (ii) at any time when the Consolidated Senior Secured Leverage Ratio is greater than or equal to 3.75 to 1.00 (immediately after giving effect to such investment) the aggregate amount of cash consideration for any investment made pursuant to this Section 6.05(m) while this clause (ii) is applicable, when added to the aggregate amount of such cash consideration for all other investments made pursuant to this Section 6.05(m) while this clause (ii) is applicable in the same calendar year as the calendar year in which such investment occurs shall not exceed $75,000,000 of cash consideration; (iii) if the proposed Permitted Acquisition is for aggregate consideration of $75,000,000 or more, the Borrower shall have given to the Administrative Agent at least 5 Business Days’ prior written notice of such proposed Permitted Acquisition (or such shorter period of time as may be reasonably acceptable to the Administrative Agent), which notice shall be executed by a Financial Officer of the Borrower and shall describe in reasonable detail the principal terms and conditions of such Permitted Acquisition; (iv) [Intentionally Omitted]; (v) the Borrower shall comply with Section 5.13 in connection with any such Permitted Acquisition; and (vi) giving effect to such Permitted Acquisition, the Borrower is in compliance with Section 6.16, on a Pro Forma Basis;

(l) Section 9.04(b)(ii)(A) of the Credit Agreement is hereby amended by replacing the reference to “$1,000,000” therein with “$250,000”.

2. Concerning the Term B Loans.

(a) Subject to the terms and conditions set forth herein, on the Amendment No. 2 Effective Date, (i) each New Term B Lender shall be or become, and each Consenting Term B Lender shall continue to be, a “Lender” under the Credit Agreement and (ii) each New Term B Lender shall have, and each Consenting Term B Lender shall continue to have, all rights and obligations of a “Lender” holding a Term B Loan under the Credit Agreement.

(b) Pursuant to Section 2.19(c) of the Credit Agreement, on the Amendment No. 2 Effective Date, (i) each Non-Consenting Term B Lender and each Consenting Term B Lender which has not checked the cashless roll box on its signature page hereto shall be deemed to have assigned all of its Term B Loans, and (ii) each Consenting Term B Lender that is allocated an aggregate principal amount of Term B Loans as of the Amendment No. 2 Effective Date in an amount that is less than the aggregate principal amount of the Term B Loans of such Consenting Term B Lender immediately prior to the Amendment No. 2 Effective Date (as disclosed to such Consenting Term B Lender by the Administrative Agent prior to the date hereof) shall be deemed to have assigned the portion of its Tern B Loans in excess of such allocated amount, in each case together with all of its interests, rights and obligations under the Credit Documents in respect thereof, to JPMorgan, as assignee, at a purchase price equal to the principal amount of such Term B Loans (the “Purchase Price”) and on the terms set forth in the Assignment and Assumption attached to the Credit Agreement as Exhibit A. Upon (x) payment to an assigning Lender described in clause (i) above of (I) the Purchase Price with respect to its Term B Loans, (II) accrued and unpaid interest and fees through and including the Amendment No. 2 Effective Date and (z) any amounts that such Non-Consenting Term B Lender may be owed pursuant to Sections 2.15 or 2.17 of the Credit Agreement, which, in the case of clause (I) shall be paid by JPMorgan, as assignee, and in the case of clauses (II) and (III) shall be paid by the Borrower and (y) the satisfaction of the conditions set forth in Section 2.19(c) of the Credit Agreement, such assigning Lender shall cease to be a party to the Credit Agreement in its capacity as a Lender.

(c) Subject to the terms and conditions set forth herein, on the Amendment No. 2 Effective Date, each Consenting Term B Lender, if any, set forth on Schedule I hereto and each New Term B Lender, if any, set forth on Schedule I hereto agrees to assume from JPMorgan, for a purchase price equal to par, Term B Loans having an aggregate principal amount equal to the amount disclosed to such Consenting Term B Lender or such New Term B Lender by the Administrative Agent prior to the date hereof.

(d) Each New Term B Lender, if any, by delivering its signature page to this Amendment and assuming Term B Loans in accordance with Section 2(c) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lender on the Amendment No. 2 Effective Date.

3. Representations and Warranties of the Borrower. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that as of the date hereof:

(a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and, if required, stockholder or similar action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the date hereof (other than representations and warranties that relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any such representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of such earlier date); and

(c) Immediately prior to, and after giving effect to this Amendment, no Default has occurred and is continuing.

4. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Amendment No. 2 Effective Date”) on which all of the following conditions have been satisfied:

(a) the execution and delivery hereof by the Borrower, the Subsidiary Borrowers, the Administrative Agent, each of the Consenting Term B Lenders (which collectively constitute the Required Lenders) and each of the New Term B Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment;

(b) the execution and delivery by the Borrower, the Subsidiary Borrowers and the Subsidiary Guarantors of an Affirmation of Guaranty and Security Documents in substantially the form of Exhibit A hereto;

(c) the representations and warranties set forth in Section 3 hereof are true and correct and the Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and signed by a Senior Officer of the Borrower, certifying to the accuracy of the foregoing; and

(d) the Term B Lenders and the Administrative Agent shall have received all interest, fees and other amounts due and payable on or prior to the Amendment No. 2 Effective Date under or in connection with this Amendment, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower in connection with this Amendment and all reasonable and documented legal fees of counsel to the Administrative Agent.

5. Reference to and Effect Upon the Credit Agreement; Other.

(a) Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of the Credit Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Documents, except as expressly provided herein. Nothing herein shall be deemed to entitle the Borrower or any other Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Credit Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any other Credit Document, all of which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge by any Credit Party under any Credit Document from any of its obligations and liabilities thereunder.

(d) This Amendment shall constitute a Credit Document.

6. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

9. Counterparts. This Amendment and the Lender Addenda may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts and Lender Addenda shall constitute one and the same instrument. Each Lender Addendum shall be deemed a part of this Amendment. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the

Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

WELBILT, INC.
(F/K/A MANITOWOC FOODSERVICE, INC.)

By:	/s/ Joel H. Horn
Name:	Joel H. Horn
Title:	Senior Vice President, General Counsel and Secretary

ENODIS HOLDINGS LIMITED

By:	/s/ Joel H. Horn
Name:	Joel H. Horn
Title:	Director

[Signature Page to Amendment No. 2 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Consenting Term B Lender

By	/s/ John A. Horst
Name:	John A. Horst
Title:	Executive Director

[Signature Page to Amendment No. 2 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a New Term B Lender

By	/s/ John A. Horst
Name:	John A. Horst
Title:	Executive Director

[Signature Page to Amendment No. 2 to Credit Agreement]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: BEAN CREEK CLO, LTD.

By:

/s/ Zack Sizemore
Name: Zack Sizemore
Title: Authorized Signor

For any institution requiring a second signature line:

By:

Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: CEDAR CREEK CLO, LTD.

By:

/s/ Zack Sizemore
Name: Zack Sizemore
Title: Authorized Signor

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: CLEAR CREEK CLO, LTD.

By:

/s/ Zack Sizemore
Name: Zack Sizemore
Title: Authorized Signor

For any institution requiring a second signature line:

By:

Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MILL CREEK CLO II, LTD.

By:

/s/ Zack Sizemore
Name: Zack Sizemore
Title: Authorized Signor

For any institution requiring a second signature line:

By:

Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: SILVER CREEK CLO, LTD.

By:

/s/ Zack Sizemore
Name: Zack Sizemore
Title: Authorized Signor

For any institution requiring a second signature line:

By:

Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC

By:

/s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux) by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:

/s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: GOLDMAN SACHS BANK USA

By:

/s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AIMCO CLO, Series 2015-A

By: Allstate Investments Management
Company as Collateral Manager

/s/ Robert Smith
Name: Robert Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

By:

/s/ John Pintozzi
Name: John Pintozzi
Title: Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AIMCO CLO, Series 2014-A

By: Allstate Investments Management Company as Collateral Manager

/s/ Robert Smith
Name: Robert Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

By:

/s/ John Pintozzi
Name: John Pintozzi
Title: Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Allstate Insurance Company

/s/ Robert Smith
Name: Robert Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

By:

/s/ John Pintozzi
Name: John Pintozzi
Title: Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: BOYD WATTERSON LIMITED DURATION MID GRADE FUND LLC

By:

/s/ Teresa Burchfield
Name: TERESA BURCHFIELD
Title: SVP

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

Consenting Term B Lender Signature Page

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: JPMORGAN CHASE BANK, N.A.

By:

/s/ Michael Willett
Name: Michael Willett
Title: Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     BABSON CAPITAL FLOATING RATE INCOME MASTER FUND, L.P.

                                         By: Barings LLC as Investment Manager

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     BARINGS GLOBAL LOAN LIMITED

                                        By: Barings LLC as Sub-Investment Manager

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     CITY OF NEW YORK GROUP TRUST

                                        By: Barings LLC as Investment Manager

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                        By: Barings LLC as Investment Advisor

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     C.M. LIFE INSURANCE COMPANY

                                        By: Barings LLC as Investment Adviser

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     ARROWOOD INDEMNITY COMPANY

                                        By: Barings LLC as Investment Adviser

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     ARROWOOD INDEMNITY COMPANY AS ADMINISTRATOR OF THE PENSION PLAN OF

                                         ARROWOOD INDMENITY COMPANY

                                        By: Barings LLC as Investment Adviser

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     AUSTRALIANSUPER PTY LTD. AS TRUSTEE FOR AUSTRALIANSUPER

                                        By: Barings LLC as Investment Adviser

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     BABSON CLO LTD. 2013-II

                                        By: Barings LLC as Collateral Manager

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     BABSON CLO LTD. 2013-I

                                        By: Barings LLC as Collateral Manager

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     BABSON CLO LTD. 2014-I

                                        By: Barings LLC as Collateral Manager

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     BABSON CLO LTD. 2014-II

                                        By: Barings LLC as Collateral Manager

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     BABSON CLO LTD. 2014-III

                                        By: Barings LLC as Collateral Manager

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     BABSON CLO LTD. 2015-I

                                        By: Barings LLC as Collateral Manager

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     BABSON CLO LTD. 2015-II

                                        By: Barings LLC as Collateral Manager

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     BABSON CLO LTD. 2016-II

                                        By: Barings LLC as Collateral Manager

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     BARINGS CLO LTD. 2016-III

                                        By: Barings LLC as Collateral Manager

By:

/s/ Michael Best
Name: Michael Best
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	SWISS CAPITAL PRO LOAN VI PLC
By: Barings LLC as Sub-Manager

By:

/s/ Michael Best
Name:	Michael Best
Title:	Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN)
LIMITED acting solely in its capacity as Trustee of BARINGS LOAN FUND SERIES 3 a Series Trust of Multi Manager Global Investment Trust
By: Barings LLC as Investment Manager and Attorney-in-fact

By:

/s/ Michael Best
Name:	Michael Best
Title:	Director

The foregoing is executed on behalf of the Barings Loan Fund Series 3, organized under a Supplemental Declaration of Trust dated as of October 19, 2016, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Elysium Limited

By:

/s/ Pavel Antonov
Name:	Pavel Antonov
Title:	Attorney In Fact

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

WhiteHorse IX, Ltd.

By:	H.I.G. WhiteHorse Capital, LLC
As:	Collateral Manager

/s/ Ethan Underwood
Name:	Ethan Underwood
Title:	Manager

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	ACSF Funding I, LLC

By:	IVY Hill Asset Management, L.P., its designated manager

/s/ Kevin R. Braddish
Name:	Kevin R. Braddish
Title:	Duly Authorized Signatory
For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

LOOMIS SAYLES CREDIT OPPORTUNITIES FUND,
As Lender

By:	Loomis, Sayles & Company, L.P., the Investment Manager of the Fund

By:	Loomis, Sayles & Company, Incorporated, the General Partner of Loomis, Sayles & Company, L.P.

Name of Institution:

By:

/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

LOOMIS SAYLES LOAN FUND 2016,
a series Trust of Multi Manager Global Investment Trust

By:	Loomis, Sayles & Company, L.P., Its Investment Adviser

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

Name of Institution:

By:

/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

LOOMIS SAYLES SENIOR FLOATING RATE LOAN FUND,
As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

Name of Institution:

By:

/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND,
As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

Name of Institution:

By:

/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC,
As Lender

By:	Loomis, Sayles & Company, L.P., Its Managing Member

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

Name of Institution:

By:

/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

WM POOL – HIGH YIELD FIXED INTEREST TRUST,
As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

Name of Institution:

By:

/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Mariner CLO 2016-3, Ltd.

By:

/s/ Bradley E. Willson
Name:	Bradley E. Willson
Title:	Managing Director

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Bridgehampton National Bank

By:

/s/ John Tuohy
Name:	John Tuohy
Title:	Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	CATHEDRAL LAKE II, LTD.

By:

/s/ Stanton Ray
Name:	Stanton Ray
Title:	Portfolio Manager

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	CATHEDRAL LAKE III, LTD.

By:

/s/ Stanton Ray
Name:	Stanton Ray
Title:	Portfolio Manager

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	CATHEDRAL LAKE IV, LTD.

By:

/s/ Stanton Ray
Name:	Stanton Ray
Title:	Portfolio Manager

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Citi Loan Funding GCPH TRS LLC,

By: Citibank, N.A.,

By:

/s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Societe Generale

By:

/s/ Julien Thinat
Name: Julien Thinat
Title: Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Siemens Financial Services, Inc.

By:

/s/ Maria Levy
Name: Maria Levy
Title: Vice President

For any institution requiring a second signature line:

By:

/s/ Michael L. Zion
Name: Michael L. Zion
Title: Vice President

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PUTNAM FLOATING RATE INCOME FUND

By:
[See Attached Signature Page]

Name:
Title:

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

PUTNAM FLOATING RATE INCOME FUND

/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PUTNAM FUNDS TRUST, ON BEHALF OF ITS SERIES PUTNAM ABSOLUTE RETURN 500 FUND

By:
[See Attached Signature Page]

Name:
Title:

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

PUTNAM FUNDS TRUST,

on behalf of its series, PUTNAM ABSOLUTE RETURN 500 FUND

by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: LCM XXII Ltd.

By: LCM Asset Management LLC

As Collateral Manager

By:
LCM Asset Management LLC

/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: LCM XXIII Ltd.

By: LCM Asset Management LLC

As Collateral Manager

By:
LCM Asset Management LLC

/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: DEUTSCHE BANK AG NEW YORK BRANCH

By:

/s/ Deirdre Cesario
Name: Deirdre Cesario
Title: Vice President

For any institution requiring a second signature line:

By:

/s/ Andrew MacDonald
Name: Andrew MacDonald
Title: Assistant Vice President

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     Flatiron CLO 2013-1 Ltd.

                                        By: New York Life Investment Management LLC

                                        as Collateral Manager and Attorney-In-Fact

By:

/s/ Daniel Giglio
Name: Daniel Giglio
Title: Director

Name of Institution:      Flatiron CLO 2014-1 Ltd.

                                          By: NYL Investors LLC,

                                          as Collateral Manager and Attorney-In-Fact

By:

/s/ Daniel Giglio
Name: Daniel Giglio
Title: Director

Name of Institution:      Flatiron CLO 2015-1 Ltd.

                                          By: NYL Investors LLC,

                                          as Collateral Manager and Attorney-In-Fact

By:

/s/ Daniel Giglio
Name: Daniel Giglio
Title: Director

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

Name of Institution:     TCI-Flatiron CLO 2016-1 Ltd.

                                         By: TCI Capital Management LLC,

                                         its Collateral Manager

                                         By: NYL Investors LLC,

                                         its Attorney-In-Fact

By:

/s/ Daniel Giglio
Name: Daniel Giglio
Title: Director

Name of Institution:     MainStay Floating Rate Fund,

                                         a series of MainStay Funds Trust

                                         By: NYL Investors LLC,

                                         its Subadvisor

By:

/s/ Daniel Giglio
Name: Daniel Giglio
Title: Director

Name of Institution:     MainStay VP Floating Rate Portfolio,

                                         a series of MainStay VP Funds Trust

                                         By: NYL Investors LLC,

                                         its Subadvisor

By:

/s/ Daniel Giglio
Name: Daniel Giglio
Title: Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

City National Rochdale Fixed Income Opportunities Fund

By: Seix Investment Advisors LLC, as Subadviser

Mountain View CLO 2014-1 Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO IX Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

as Lenders

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VICTORY FLOATING RATE FUND

By:

/s/ Kevin Booth
Name: Kevin Booth
Title: Managing Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PARK AVENUE INSTITUTIONAL ADVISERS CLO LTD. 2016-1

By:

/s/ Kevin Booth
Name: Kevin Booth
Title: Managing Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:

/s/ Kevin Booth
Name: Kevin Booth
Title: Managing Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Texas Exchange Bank; SSB

By:

/s/ Casey Sullivan
Name: CASEY SULLIVAN
Title: President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Buffalo High Yield Fund

By:

/s/ Alicia Marthaler
Name: Alicia Marthaler
Title: Attorney-in-fact

For any institution requiring a second signature line:

By:

N/A
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Pacific Asset Management Bank Loan Fund L.P.

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management),

in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name:	Norman Yang
Title:	Authorized Sgnatory

For any institution requiring a second signature line:

By:	/s/ Anar Majmudar
Name:	Anar Majmudar
Title:	Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PACIFIC FUNDS FLOATING RATE INCOME

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management),

in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name:	Norman Yang
Title:	Authorized Sgnatory

For any institution requiring a second signature line:

By:	/s/ Anar Majmudar
Name:	Anar Majmudar
Title:	Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Kingsland VI

By: Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Kingsland VII

By: Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Citi Loan Funding GCPH TRS LLC,

By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo

Name:	Cynthia Gonzalvo
Title:	Associate Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Maryland State Retirement and Pension System

By: MacKay Shields LLC, as Investment Adviser and not individually

By:	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: New York Life Insurance Company (Guaranteed Products)

By: MacKay Shields LLC, as Investment Adviser and not individually

By:	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: New York Life Insurance Company, GP - Portable Alpha

By: MacKay Shields LLC, as Investment Adviser and not individually

By:	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Northrop Grumman Pension Master Trust

By: MacKay Shields LLC, as Investment Adviser and not individually

By:	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: OHIO POLICE & FIRE PENSION FUND

By: MacKay Shields LLC, an Investment Adviser and not individually

By:	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: DoubleLine Capital LP as Investment Advisor to: DoubleLine Floating Rate Fund

By:	/s/ Oi Jong Martel
Name:	Oi Jong Martel
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: DoubleLine Capital LP as Investment Advisor to: DoubleLine Shiller Enhanced CAPE

By:	/s/ Oi Jong Martel
Name:	Oi Jong Martel
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Regatta II Funding LP

By: Napier Park Global Capital (US) LP

Attorney-in-fact

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Regatta III Funding Ltd

By: Napier Park Global Capital (US) LP

Attorney-in-fact

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Regatta IV Funding Ltd

By: Napier Park Global Capital (US) LP

Attorney-in-fact

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Regatta V Funding Ltd

By: Napier Park Global Capital (US) LP

Attorney-in-fact

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AB Bond Fund, Inc. - AB High Yield Portfolio

By: AllianceBernstein L.P., as Investment Advisor

By:	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP - Corporate Actions

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AB Bond Fund, Inc. - AB Limited Duration High Income Portfolio

BY: AllianceBernstein L.P.

By:	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP - Corporate Actions

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AllianceBernstein Global High Income Fund

BY: AllianceBernstein L.P.

By:	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP - Corporate Actions

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AllianceBernstein High Income Fund

BY: AllianceBernstein L.P.

By:	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP - Corporate Actions

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Teachers’ Retirement System of Louisiana

By: AllianceBernstein L.P., as Investment Advisor

By:	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP - Corporate Actions

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Garrison Funding 2016-1 LTD

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlements

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Garrison Funding 2015-1 Ltd.

By: Garrison Funding 2015-1 Manager LLC as

Portfolio Manager

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlements

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KVK CLO 2013-1, Ltd

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KVK CLO 2013-2 LTD.

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KVK CLO 2014-1 Ltd.

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KVK CLO 2014-2 Ltd.

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KVK CLO 2014-3 Ltd.

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KVK CLO 2015-1 Ltd.

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ZAIS CLO 1, Limited
ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ZAIS CLO 2, Limited
ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ZAIS CLO 3, Limited
ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ZAIS CLO 5, Limited

By Zais Leveraged Loan Master Manager, LLC its collateral manager

By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Wellfleet CLO 2015-1, Ltd.

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Wellfleet CLO 2016-1, Ltd.

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Greywolf CLO II, Ltd

BY: Greywolf Capital Management LP, as Portfolio Manager

By:	/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Greywolf CLO III, Ltd

BY: Greywolf Capital Management LP, as Portfolio Manager

By:	/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Greywolf CLO IV, Ltd.

BY: Greywolf Capital Management LP, as Portfolio Manager

By:	/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Greywolf CLO V, Ltd

By: Greywolf Capital Management LP, as Portfolio Manager

By:	/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Hildene CLO I Ltd

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ David Prael
Name:	David Prael
Title:	Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Hildene CLO II Ltd

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ David Prael
Name:	David Prael
Title:	Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Hildene CLO III Ltd

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ David Prael
Name:	David Prael
Title:	Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: HILDENE CLO IV, Ltd

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ David Prael
Name:	David Prael
Title:	Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 16, L.P.

BY: Columbia Management Investment Advisers, LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 17 Limited

BY: Columbia Management Investment Advisers, LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 18 Limited

BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 19 Limited

By: Columbia Management Investment Advisers, LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 20 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 21 Limited

By: Columbia Management Investment Advisers, LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 22 Limited

By: Columbia Management Investment Advisers, LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 23 Limited

By: Columbia Management Investment Advisers, LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 24 Limited

By: Columbia Management Investment Advisers, LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: TCI-Cent CLO 2016-1 Ltd.

By: TCI Capital Management LLC

As Collateral Manager

By: Columbia Management Investment Advisers, LLC

As Sub-Advisor

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Crestline Denali CLO XIV, LTD.

By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XIV, LTD.

By:	/s/ Kelli C. Marti
Name:	Kelli Marti
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: DENALI CAPITAL CLO X, LTD.

BY: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for

DENALI CAPITAL CLO X, LTD.

By:	/s/ Kelli C. Marti
Name:	Kelli Marti
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: DENALI CAPITAL CLO XI, LTD.

BY: Crestline Denali Capital, L.P., collateral manager for

DENALI CAPITAL CLO XI, LTD.

By:	/s/ Kelli C. Marti
Name:	Kelli Marti
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Denali Capital CLO XII, Ltd.

BY: Crestline Denali Capital, L.P., collateral manager for

DENALI CAPITAL CLO XII, LTD.

By:	/s/ Kelli C. Marti
Name:	Kelli Marti
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Federated Bank Loan Core Fund

By:	/s/ Steven Wagner
Name:	Steven Wagner
Title:	VP-Sr Analyst/Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Maryland State Retirement and Pension System

By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: NB Global Floating Rate Income Fund Limited

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman - Floating Rate Income Fund

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XIV, Ltd.

By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XIX, Ltd

By: Neuberger Berman Investment Advisers LLC, as Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XV, Ltd.

BY: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XVI, Ltd.

By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XVII, Ltd.

By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XVIII, Ltd.

By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XX Ltd.

By: Neuberger Berman Investment Advisers LLC, as Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XXI, LTD

By: Neuberger Berman Investment Advisers LLC as its Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XXII, Ltd

By: Neuberger Berman Investment Advisers LLC as its Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman Investment Funds II Plc

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman Investment Funds II PLC - Neuberger Berman US/European Senior Floating Rate Income Fund

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman Senior Floating Rate Income Fund LLC

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: NJP Loan Fund 2016 A Series Trust of Multi Manager Global Investment Trust

By: NEUBERGER BERMAN INVESTMENT ADVISERS LLC, as Investment Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Palmer Square CLO 2013-1, Ltd

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Neal Braswell
Name:	Neal Braswell
Title:	Vice President - Operations

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Palmer Square CLO 2013-2, Ltd

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Neal Braswell
Name:	Neal Braswell
Title:	Vice President - Operations

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Palmer Square CLO 2015-1, Ltd

BY: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Neal Braswell
Name:	Neal Braswell
Title:	Vice President - Operations

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Palmer Square CLO 2015-2, Ltd

BY: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Neal Braswell
Name:	Neal Braswell
Title:	Vice President - Operations

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Palmer Square Loan Funding 2016-2, Ltd

By: Palmer Square Capital Management LLC, as Servicer

By:	/s/ Neal Braswell
Name:	Neal Braswell
Title:	Vice President - Operations

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Palmer Square Loan Funding 2016-3, Ltd

By: Palmer Square Capital Management LLC, as Servicer

By:	/s/ Neal Braswell
Name:	Neal Braswell
Title:	Vice President - Operations

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Deutsche Floating Rate Fund

BY: Deutsche Investment Management Americas Inc.

Investment Advisor

By:	/s/ Joe Tavolieri
Name:	Joe Tavolieri
Title:	Vice President

For any institution requiring a second signature line:

By:	/s/ Thomas V. Kirby
Name:	Thomas V. Kirby
Title:	Director, Portfolio Manager

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Flagship CLO VIII Ltd

BY: Deutsche Investment Management Americas Inc.,

As Interim Investment Manager

By:	/s/ Joe Tavolieri
Name:	Joe Tavolieri
Title:	Vice President

For any institution requiring a second signature line:

By:	/s/ Thomas V. Kirby
Name:	Thomas V. Kirby
Title:	Director, Portfolio Manager

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Flagship VII Limited

BY: Deutsche Investment Management Americas Inc.,

As Investment Manager

By:	/s/ Joe Tavolieri
Name:	Joe Tavolieri
Title:	Vice President

For any institution requiring a second signature line:

By:	/s/ Thomas V. Kirby
Name:	Thomas V. Kirby
Title:	Director, Portfolio Manager

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Mt. Whitney Securities, L.L.C.

BY: Deutsche Investment Management Americas Inc.

As Manager

By:	/s/ Joe Tavolieri
Name:	Joe Tavolieri
Title:	Vice President

For any institution requiring a second signature line:

By:	/s/ Thomas V. Kirby
Name:	Thomas V. Kirby
Title:	Director, Portfolio Manager

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Nomura Global Manager Select - Bank Loan Fund

BY: Deutsche Investment Management Americas Inc.,

its Investment Sub-Advisor

By:	/s/ Joe Tavolieri
Name:	Joe Tavolieri
Title:	Vice President

For any institution requiring a second signature line:

By:	/s/ Thomas V. Kirby
Name:	Thomas V. Kirby
Title:	Director, Portfolio Manager

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Commonwealth of Pennsylvania State Employees Retirement System

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ConocoPhillips Company

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Dominus Investments Limited

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: John Hancock Funds II Global Income Fund

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: John Hancock Funds II Short Duration Credit Opportunities Fund

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: McDermott Master Trust

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: National Elevator Industry Pension Plan

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: New York City Employees’ Retirement System

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: New York City Police Pension Fund

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: State of Wisconsin Investment Board

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Stone Harbor Collective Investment Trust - Stone Harbor Bank Loan Collective Fund

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Stone Harbor Collective Investment Trust - Stone Harbor High Yield Fixed Income Collective Fund

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Stone Harbor Global Funds PLC - Stone Harbor Global High Yield Bond Portfolio

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Stone Harbor Global Funds PLC - Stone Harbor Leveraged Loan Portfolio

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Stone Harbor High Yield Bond Fund

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Stone Harbor Investment Funds PLC - Stone Harbor High Yield Bond Fund

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Stone Harbor Leveraged Loan Fund LLC

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Teachers’ Retirement System of the City of New York

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Texas Scottish Rite Hospital for Children

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: The Regents of The University of California

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Unisys Master Trust

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Wells Fargo & Company Master Pension Trust

By:	/s/ Adam Shaprio
Name:	Adam Shaprio
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Dynamic Credit Fund II LP

BY: Halcyon Loan Investment Management LLC, its Investment Manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2013-1 Ltd.

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2013-2 LTD.

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2014-1, Ltd.

By: Halcyon Loan Advisors 2014-1 LLC as collateral manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2014-2 Ltd.

By: Halcyon Loan Advisors 2014-2 LLC as collateral manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2014-3 Ltd

BY: Halcyon Loan Advisors 2014-3 LLC as Collateral Manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2015-1 Ltd

By: Halcyon Loan Advisors 2015-1 LLC as Collateral Manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2015-2 Ltd.

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2015-3 Ltd

By: Halcyon Loan Advisors 2015-3 LLC as Collateral Manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Senior Loan Fund I Master LP

BY: Halcyon Loan Investment Management LLC as Investment Manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: SC PRO LOAN VII LTD.

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Swiss Capital Pro Loan V

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Swiss Capital Pro Loan VI PLC

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Swiss capital Pro Loan VIII PLC

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Indiana Public Retirement System

By: Oaktree Capital Management, L.P.

its: Investment Manager

By:	/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

For any institution requiring a second signature line:

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Missouri Education Pension Trust

By: Oaktree Capital Management, L.P.

Its: Investment Manager

By:	/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

For any institution requiring a second signature line:

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Oaktree Senior Loan Fund, L.P.

By: Oaktree Senior Loan GP, L.P.

Its: General Partner

By: Oaktree Fund GP IIA, LLC

Its: General Partner

By: Oaktree Fund GP II, L.P.

Its: Managing Member

By:	/s/ Regan Scott
Name:	Regan Scott
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Rivernorth/Oaktree High Income Fund

By: Oaktree Capital Management, L.P.

Its: Investment Manager

By:	/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

For any institution requiring a second signature line:

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: WM Pool - High Yield Fixed Interest Trust

By: Oaktree Capital Management, L.P.

Its: Investment Manager

By:	/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

For any institution requiring a second signature line:

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Employees’ Retirement System of the State of Rhode Island

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: First American Title Insurance Company

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: HBOS Final Salary Trust Ltd (On Behalf of HBOS Final Salary PS)

By: Pacific Investment Management Company LLC,

as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Metropolitan Employee Benefit System

By: Pacific Investment Management Company LLC,

as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MY-PIMCO US Blended Credit Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M)

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Cayman Bank Loan LIBOR Plus Fund JPY Hedge Series 2 A Series Trust of Multi Manager Global Investment Trust

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Cayman Loan LIBOR Plus Fund JPY Hedge Series 3: A Series Trust of Multi Manager Global Investment Trust

By: Pacific Investment Management Company LLC,

as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Cayman Trust: PIMCO Cayman U.S. Blended Credit Fund 2016

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Funds Ireland plc: PIMCO Senior Loan Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Funds: PIMCO Long-Term Credit Fund

By: Pacific Investment Management Company LLC,

as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Funds: PIMCO Senior Floating Rate Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Funds: Private Account Portfolio Series High Yield Portfolio

By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Funds: Private Account Portfolio Series PIMCO Senior Floating Rate Portfolio

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Regence Bluecross Blueshield of Oregon

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Regence Bluecross Blueshield of Utah

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Regence Blueshield

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Regence Blueshield of Idaho

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: State of Hawaii Employees’ Retirement System

By: Pacific Investment Management Company LLC,

as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Lord Abbett Bank Loan Trust

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Kearney Posner
Name:	Kearney Posner
Title:	Associate Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Kearney Posner
Name:	Kearney Posner
Title:	Associate Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: National Electrical Benefit Fund

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Kearney Posner
Name:	Kearney Posner
Title:	Associate Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Catamaran CLO 2012-1 Ltd.

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Catamaran CLO 2013-1 Ltd.

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Catamaran CLO 2014-1 Ltd.

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Catamaran CLO 2014-2 Ltd.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Catamaran CLO 2015-1 Ltd.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Canyon Capital CLO 2012-1 Ltd.

BY: Canyon Capital Advisors, its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Canyon Capital CLO 2014-1, Ltd.

BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Canyon Capital CLO 2014-2, Ltd.

BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Canyon Capital CLO 2015-1, LTD.

By: Canyon Capital Advisors LLC,

a Delaware limited liability company,

its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Canyon CLO 2016-1, Ltd.

By: Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Carlyle Global Market Strategies CLO 2014-1, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Carlyle Global Market Strategies CLO 2014-3, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Carlyle Global Market Strategies CLO 2014-4, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Carlyle Global Market Strategies CLO 2015-2, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Carlyle Global Market Strategies CLO 2015-5, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Carlyle Global Market Strategies CLO 2016-1, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AGF Floating Rate Income Fund

By: Eaton Vance Management as Portfolio Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Columbia Funds Variable Series Trust II - Variable Portfolio - Eaton Vance Floating-Rate Income Fund

BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: DaVinci Reinsurance Ltd.

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Bank Loan Fund Series II A Series Trust of Multi Manager Global Investment Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance CLO 2013-1 LTD.

BY: Eaton Vance Management

Portfolio Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance CLO 2014-1, Ltd.

BY: Eaton Vance Management

Portfolio Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance CLO 2015-1 Ltd.

By: Eaton Vance Management

Portfolio Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Floating Rate Portfolio

BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Floating-Rate Income Plus Fund

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Floating-Rate Income Trust

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Institutional Senior Loan Fund

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Limited Duration Income Fund

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Loan Fund Series III A Series Trust of Multi Manager Global Investment Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Loan Holding Limited

BY: Eaton Vance Management

as Investment Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Senior Floating-Rate Trust

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Senior Income Trust

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Short Duration Diversified Income Fund

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance VT Floating-Rate Income Fund

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Florida Power & Light Company

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MET Investors Series Trust -Met/Eaton Vance Floating Rate Portfolio

BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Pacific Select Fund Floating Rate Loan Portfolio

BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Renaissance Investment Holdings Ltd

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Senior Debt Portfolio

BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VENTURE XII CLO, Limited

BY: its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VENTURE XIII CLO, Limited

BY: its Investment Advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VENTURE XIV CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VENTURE XIX CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VENTURE XV CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VENTURE XVI CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Venture XVIII CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Venture XVII CLO Limited

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Venture XXII CLO Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VENTURE XX CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Venture XXI CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Venture XXIII CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Venture XXV CLO Limited

By its Investment Advisor, MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Avery Point II CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Avery Point III CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Avery Point IV CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Avery Point V CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Avery Point VI CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Avery Point VII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cavalry CLO II

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cavalry CLO III, Ltd.

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cavalry CLO IV, Ltd.

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Race Point IX CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Race Point VI CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Race Point VII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Race Point VIII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Race Point X CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ATRIUM XI

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: CREDIT SUISSE FLOATING RATE HIGH INCOME FUND

By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: CREDIT SUISSE NOVA (LUX)

By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ERIE INDEMNITY COMPANY

By: Credit Suisse Asset Management, LLC., as its investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ERIE INSURANCE EXCHANGE

By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: HYFI LOAN FUND

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MADISON PARK FUNDING X, LTD.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Madison Park Funding XIII, Ltd.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MADISON PARK FUNDING XIV, LTD.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Madison Park Funding XV, Ltd.

BY: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MADISON PARK FUNDING XVII, LTD.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: THE CITY OF NEW YORK GROUP TRUST

BY: Credit Suisse Asset Management, LLC, as its manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Axis Specialty Limited

By: Voya Investment Management Co. LLC,

      as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: BayernInvest Alternative Loan-Fonds

BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: City of New York Group Trust

BY: Voya Investment Management Co. LLC as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ISL Loan Trust

BY: Voya Investment Management Co. LLC, as its investment advisor

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ISL Loan Trust II

BY: Voya Investment Management Co. LLC, as its investment advisor

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: NN (L) Flex - Senior Loans

BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: NN (L) Flex - Senior Loans Select

Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Schlumberger Group Trust

By: Voya Investment Management Co. LLC,

as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2013-1, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2013-2, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2013-3, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2014-1, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2014-2, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2014-3, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2014-4, Ltd.

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2015-1, Ltd.

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2015-2, Ltd.

By: Voya Alternative Asset Management LLC,

as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2015-3, Ltd.

By: Voya Alternative Asset Management LLC,

as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2016-1, Ltd.

By: Voya Alternative Asset Management LLC,

as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2016-2, Ltd.

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2016-3, Ltd.

By: Voya Alternative Asset Management LLC,

as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2016-4, Ltd.

By: Voya Alternative Asset Management LLC,

as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya Credit Opportunities Master Fund

By: Voya Alternative Asset Management LLC,

as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya Floating Rate Fund

BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya Investment Trust Co. Plan for Common Trust Funds - Voya Senior Loan Common Trust Fund

BY: Voya Investment Trust Co. as its trustee

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya Investment Trust Co. Plan for Employee Benefit Investment Funds—Voya Senior Loan Trust Fund

BY: Voya Investment Trust Co. as its trustee

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya Prime Rate Trust

BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya Senior Income Fund

BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya Strategic Income Opportunities Fund

By: Voya Investment Management Co. LLC,

as its investment manager

By:	/s/ Romain Catois
Name:	Romain Catois
Title:	VP Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ECP CLO 2013-5, LTD

BY: Silvermine Capital Management

By:	/s/ Richard Kurth
Name:	Richard Kurth
Title:	Principal

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ECP CLO 2014-6, LTD.

BY: Silvermine Capital Management LLC

As Portfolio Manager

By:	/s/ Richard Kurth
Name:	Richard Kurth
Title:	Principal

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ECP CLO 2015-7, LTD.

By:	/s/ Richard Kurth
Name:	Richard Kurth
Title:	Principal

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: GLG Ore Hill CLO 2013-1, LTD.

By:	/s/ Richard Kurth
Name:	Richard Kurth
Title:	Principal

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Silver Spring CLO Ltd.

By:	/s/ Richard Kurth
Name:	Richard Kurth
Title:	Principal

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Silvermore CLO, LTD.

By:	/s/ Richard Kurth
Name:	Richard Kurth
Title:	Principal

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity)

BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Paul Credit Fund Series I, Ltd.

BY: Octagon Credit Investors, LLC

as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Senior Secured Credit Master Fund Ltd.

BY: Octagon Credit Investors, LLC

as Investment Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners 24, Ltd.

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners 25, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners 26, Ltd.

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners 27, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners XIV, Ltd.

BY: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners XIX, Ltd.

By: Octagon Credit Investors, LLC

as collateral manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners XVI, Ltd.

BY: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners XVII, Ltd.

BY: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners XVIII, Ltd.

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners XXI, Ltd.

By: Octagon Credit Investors, LLC

as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners XXII, Ltd

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners XXIII, Ltd.

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)

BY: Octagon Credit Investors, LLC

as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ACE American Insurance Company

BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AZL T. Rowe Price Capital Appreciation Fund

By: T. Rowe Price Trust Company, as investment sub-advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Board of Pensions of the Evangelical Lutheran Church in America

BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Board of Pensions of the Evangelical Lutheran Church in America

By: T. Rowe Price Associates, Inc., as investment manager

Re: TRP A/C #4195

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: JNL/T. Rowe Price Capital Appreciation Fund

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: John Hancock Funds II - Capital Appreciation Value Fund

BY: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: John Hancock Funds II - Spectrum Income Fund

BY: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: John Hancock Funds II - Spectrum Income Fund

BY: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Lucent Technologies Inc. Master Pension Trust

BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Penn Series Funds, Inc. - Flexibly Managed Fund

BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Penn Series Funds, Inc. - High Yield Bond Fund

By:Â T. Rowe Price Associates, Inc., as investment advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T Rowe Price Global High Income Bond Fund

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price Capital Appreciation Fund

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price Fixed Income Trust

By: T. Rowe Price Trust Company, Trustee

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price Floating Rate Fund, Inc.

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price Floating Rate Multi-Sector Account Portfolio

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price Funds Series II SICAV

By: T. Rowe Price Associates, Inc. as investment Sub-manager of the T. Rowe Price Funds Series II SICAV – Institutional Floating Rate Loan Fund

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price High Yield Fund, Inc.

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price Institutional Floating Rate Fund

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price Institutional High Yield Fund

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price Total Return Fund, Inc

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price U.S. High Yield Trust

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T.Rowe Price Capital Appreciation Trust

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VOYA Investors Trust – VY T.Rowe Price Capital Appreciation Portfolio

BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cedar Funding II CLO Ltd

By:	/s/ Annette Okumu
Name:	Annette Okumu
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cedar Funding III CLO, Ltd.

By:	/s/ Annette Okumu
Name:	Annette Okumu
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cedar Funding IV CLO, Ltd.

By:	/s/ Annette Okumu
Name:	Annette Okumu
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Galaxy XIV CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Galaxy XIX CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Galaxy XV CLO, Ltd.

By: PineBridge Investments LLC

As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Galaxy XVI CLO, Ltd.

By: Pinebridge Investments LLC

As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Galaxy XVII CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Galaxy XVIII CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Galaxy XX CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Galaxy XXI CLO, Ltd.

By: PineBridge Investment LLC

Its Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Galaxy XXII CLO, Ltd

By: PineBridge Investments LLC

as Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Transamerica Floating Rate

By: AEGON USA Investment Management, LLC, as Investment Manager

By:

/s/ Jason Felderman
Name: Jason Felderman
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Rockwell Collins Master Trust

By: AEGON USA Investment Management, LLC, as Investment Manager

By:

/s/ Jason Felderman
Name: Jason Felderman
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Covenant Credit Partners CLO II, Ltd.

By:

/s/ Christopher Brogdon
Name: Christopher Brogdon
Title: Asst. PM

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden XXIV Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden XXV Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden XXVI Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden XXVIII Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 30 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 31 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 33 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 34 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 36 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 37 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     Dryden 38 Senior Loan Fund

                                        By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     Dryden 40 Senior Loan Fund

                                        By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     Dryden 41 Senior Loan Fund

                                        By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     Dryden 42 Senior Loan Fund

                                        By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     Dryden 43 Senior Loan Fund

                                        By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     Dryden 45 Senior Loan Fund

                                        By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate

                                        Income Fund

                                        By: PGIM Inc., as Investment Advisor

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust

                                        By: PGIM, Inc., as Investment Advisor

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     Pramerica Global Loan Opportunities Limited

                                        By: PGIM, Inc., as Investment Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:     Pramerica Loan Opportunities Limited

                                        By: PGIM, Inc. as Investment Manager

By:

/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Teachers Insurance And Annuity Association of America
CREF Social Choice Account
TIAA CLO I, Ltd
TIAA-CREF Bond Plus Fund
TIAA-CREF Social Choice Bond Fund
TIAA Global Public Investments, LLC – Series Loan

Name of Institution:

By:

/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Anchorage Capital CLO 2012-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:

/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Anchorage Capital CLO 2013-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:

/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Anchorage Capital CLO 3, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:

/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Anchorage Capital CLO 4, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:

/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Anchorage Capital CLO 5, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:

/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Anchorage Capital CLO 6, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:

/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Anchorage Credit Funding 2, Ltd

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:

/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: BCBSM, Inc.

BY: KKR Its Collateral Manager

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Chubb Bermuda Insurance Ltd

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Chubb Tempest Reinsurance Ltd

by KKR Credit Advisors (US) LLC

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Chubb Tempest Reinsurance Ltd.

by KKR Credit Advisors (US) LLC

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Geveran Investments Limited

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: HMO Minnesota

BY: KKR Its Collateral Manager

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: HYFI Aquamarine Loan Fund

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR CLO 10 LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR CLO 11 LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR CLO 12 LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR CLO 13 Ltd.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR CLO 9 LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR FINANCIAL CLO 2012-1, LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR FINANCIAL CLO 2013-1, LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR FINANCIAL CLO 2013-2, LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR JP LOAN FUND 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Maryland State Retirement and Pension System

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Oregon Public Employees Retirement Fund

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MP CLO III, Ltd (Fka ACAS CLO 2013-1)

By:

/s/ Kenneth Onorio
Name:	Kenneth Onorio
Title:	CFO

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MP CLO IV Ltd (Fka ACAS CLO 2013-2)

By:

/s/ Kenneth Onorio
Name:	Kenneth Onorio
Title:	CFO

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MP CLO V, Ltd (Fka ACAS CLO 2014-1)

By:

/s/ Kenneth Onorio
Name:	Kenneth Onorio
Title:	CFO

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MP CLO VI, Ltd (Fka ACAS CLO 2014-2)

By:

/s/ Kenneth Onorio
Name:	Kenneth Onorio
Title:	CFO

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MP CLO VII, Ltd (Fka ACAS CLO 2015-1)

By:

/s/ Kenneth Onorio
Name:	Kenneth Onorio
Title:	CFO

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MP CLO VIII, Ltd (Fka ACAS CLO 2015-2)

By:

/s/ Kenneth Onorio
Name:	Kenneth Onorio
Title:	CFO

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MP CLO IX, Ltd (Fka ACAS CLO IX)

By:

/s/ Kenneth Onorio
Name:	Kenneth Onorio
Title:	CFO

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Adams Mill CLO Ltd.

By: Shenkman Capital Management, Inc.,

as Collateral Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AEGIS Electric and Gas International Services, Ltd.

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Brookside Mill CLO Ltd.

By: Shenkman Capital Management, Inc.,

as Collateral Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Christian Super

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Credos Floating Rate Fund LP

by SHENKMAN CAPITAL MANAGEMENT, INC., as

General Partner

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Electronic Data Systems 1994 Pension Scheme

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Electronic Data Systems Retirement Plan

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Four Points Multi-Strategy Master Fund Inc. (Loan Account)

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager for the Loan Account

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: GuideStone Funds Flexible Income Fund

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Health Employees Superannuation Trust Australia

by SHENKMAN CAPITAL MANAGEMENT, INC., as

Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Highmark Inc.

by SHENKMAN CAPITAL MANAGEMENT, INC., as

Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Jackson Mill CLO Ltd.

By: Shenkman Capital Management, Inc.,

as Portfolio Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Jefferson Mill CLO, Ltd.

By: Shenkman Capital Management, Inc.,

as Collateral Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Kentucky Retirement Systems (Shenkman - Insurance Fund Account)

by SHENKMAN CAPITAL MANAGEMENT, INC., as

Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Kentucky Retirement Systems (Shenkman - Pension Account)

by SHENKMAN CAPITAL MANAGEMENT, INC., as

Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Kentucky Teachers’ Retirement System Insurance Trust Fund

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: North Shore University Hospital as sponsor of Northwell Health Cash Balance Plan by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Northwell Health, Inc.

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Providence Health & Services Investment Trust (Bank Loans Portfolio)

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Shenkman Floating Rate High Income Fund

By: Shenkman Capital Management, Inc.,

as Collateral Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Sudbury Mill CLO, Ltd.

By: Shenkman Capital Management, Inc.,

as Collateral Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Teachers’ Retirement System of the State of Kentucky

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Texas PrePaid Higher Education Tuition Board

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Adviser

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Virginia College Savings Plan

by SHENKMAN CAPITAL MANAGEMENT, INC., as

Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Washington Mill CLO Ltd.

By: Shenkman Capital Management, Inc.,

as Collateral Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: WM Pool - Fixed Interest Trust No. 7

by SHENKMAN CAPITAL MANAGEMENT, INC., as

Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH

By:

/s/ Peter Duncan
Name:	Peter Duncan
Title:	Managing Director

By:

/s/ Peter Glawe
Name:	Peter Glawe
Title:	Executive Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: UPS GROUP TRUST

By: BlackRock Institutional Trust Company, N.A., Its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Ascension Alpha Fund, LLC

By: Pioneer Institutional Asset Management, Inc.

As its adviser

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Ascension Health Master Pension Trust

By: Pioneer Institutional Asset Management, Inc.

As its adviser

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Multi Sector Value Bond Fund

By: Pioneer Institutional Asset Management, Inc.

As its adviser

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Pioneer Floating Rate Fund

By: Pioneer Investment Management, Inc.

As its adviser

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Pioneer Floating Rate Trust

By: Pioneer Investment Management, Inc.

As its adviser

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Pioneer Investments Diversified Loans Fund

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Pioneer Solutions SICAV - Global Floating Rate Income

By: Pioneer Investment Management, Inc.,

    As its adviser

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Stichting Pensioenfonds Medische Specialisten

By: Pioneer Institutional Asset Management, Inc.

    As its adviser

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: The Doctors Company - an Interinsurance Exchange

By: Pioneer Institutional Asset Management, Inc.,

As its adviser

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Employers Insurance Company of Wausau

By:	/s/ Henry J. Rauch
Name:	Henry J. Rauch
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Liberty Mutual Retirement Plan Master Trust, as Assignee

By: LIBERTY MUTUAL GROUP ASSET MANAGEMENT INC. ACTING FOR AND ON BEHALF OF LIBERTY MUTUAL RETIREMENT PLAN MASTER TRUST

By:	/s/ Henry J. Rauch
Name:	Henry J. Rauch
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ICG US CLO 2016-1, Ltd.

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

Signature Page to Amendment No. 2

Manitowoc Foodservice, Inc.

EXHIBIT A

AFFIRMATION OF GUARANTY AND SECURITY DOCUMENTS

Each of the undersigned (i) acknowledges receipt of a copy of that certain Amendment No. 2 to Credit Agreement dated as of March 6, 2017 (the “Amendment”) amending that certain Credit Agreement dated as of March 3, 2016 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) referred to therein, (ii) consents to the Amendment and each of the transactions referenced therein, (iii) hereby reaffirms its obligations under the Parent Guaranty, the Subsidiary Guaranty and each Security Document to which it is a party, as applicable, and (iv) agrees that all references in any such other Credit Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended by the Amendment. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement, as amended by the Amendment.

[signature pages follow]

WELBILT, INC. (F/K/A MANITOWOC FOODSERVICE, INC.)

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Senior Vice President, General Counsel and Secretary

APPLIANCE SCIENTIFIC, INC.

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

BERISFORD PROPERTY DEVELOPMENT (USA) LTD.

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

CHARLES NEEDHAM INDUSTRIES INC.

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

CLEVELAND RANGE, LLC

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

THE DELFIELD COMPANY LLC

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

[Signature Page to Affirmation of Guaranty and Security Documents]

ENODIS TECHNOLOGY CENTER, INC.

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

FRYMASTER L.L.C.

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

GARLAND COMMERCIAL INDUSTRIES LLC

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

KYSOR BUSINESS TRUST

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

KYSOR HOLDINGS, INC.

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

KYSOR INDUSTRIAL CORPORATION, a Michigan corporation

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

[Signature Page to Affirmation of Guaranty and Security Documents]

KYSOR INDUSTRIAL CORPORATION

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

KYSOR NEVADA HOLDING CORP.

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

LANDIS HOLDING LLC

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

MANITOWOC EQUIPMENT WORKS, INC.

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

MANITOWOC FOODSERVICE COMPANIES, LLC

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

MANITOWOC FOODSERVICE HOLDING, INC.

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

[Signature Page to Affirmation of Guaranty and Security Documents]

MANITOWOC FP, INC.

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

MANITOWOC FSG INTERNATIONAL HOLDINGS, INC.

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

ENODIS CORPORATION

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

ENODIS GROUP HOLDINGS US, INC.

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

ENODIS HOLDINGS, INC.

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

MANITOWOC FSG OPERATIONS, LLC

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

[Signature Page to Affirmation of Guaranty and Security Documents]

MANITOWOC FSG U.S. HOLDING, LLC

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

WELBILT U.S. DOMESTIC CORPORATION

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

WELBILT HOLDING COMPANY

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

WESTRAN CORPORATION

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

MCCANN’S ENGINEERING & MANUFACTURING CO., LLC

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

MTW COUNTY (DOMESTICATION) LLC

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Vice President and Secretary

[Signature Page to Affirmation of Guaranty and Security Documents]

ENODIS HOLDINGS LIMITED

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Director

MANITOWOC FSG UK LIMITED

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Director

MANITOWOC FOODSERVICE UK HOLDING LIMITED

By:	/s/ Joel H. Horn
	Name:	Joel H. Horn
	Title:	Director

[Signature Page to Affirmation of Guaranty and Security Documents]

SCHEDULE I

On file with the Administrative Agent